UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 11, 2025
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2025, the Board of Directors (the “Board”) of Ford Motor Company (the “Company”) approved, effective as of January 1, 2026, the amendment and restatement of the Company’s Benefit Equalization Plan (“BEP”) and Select Retirement Plan (“SRP”). Effective January 2, 2026, the SRP is closed to new retirees.

The amended and restated BEP and SRP are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2025, the Board adopted amendments to the Company’s By-Laws (the “By-Laws”), which became effective immediately, primarily to, among other things, (i) update provisions regarding meetings of stockholders and the Board, including clarifying the authority to hold virtual meetings and use remote communications, specifying the procedures regarding the adjournment of meetings, and adding information regarding the conduct of meetings and the responsibilities of the person presiding over any meeting of stockholders; (ii) modernize the advance notice by-law provision regarding stockholder nominations and business proposals, including updates to address new rules adopted by the U.S. Securities and Exchange Commission relating to universal proxy cards; (iii) remove the director retirement age provision; (iv) streamline provisions regarding committees of the Board; and (v) clarify the ratification of corporate acts to align with recent developments in Delaware case law. Additionally, the By-Laws were amended to include other updates that modernize various administrative provisions, as well as clarifying, conforming, or technical revisions.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, which is included as Exhibit 3 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 3	By-Laws, as amended December 11, 2025	Filed with this Report

Exhibit 10.1	Benefit Equalization Plan, as amended and restated	Filed with this Report
effective as of January 1, 2026

Exhibit 10.2	Select Retirement Plan, as amended and restated	Filed with this Report
effective as of January 1, 2026

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: December 12, 2025	By:	/s/ Blair F. Petrillo
Blair F. Petrillo
Assistant Secretary

**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.